JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D, including all amendments thereto, with respect to the common stock, par value $.25 per share, of H. J. Heinz Company, and further agree that this Joint Filing Agreement shall be included as an exhibit to the first such joint filing and may, as required, be included as an exhibit to subsequent amendments thereto.

         Each of the undersigned agrees that each party hereto is responsible for the timely filing of such Schedule 13D and any and all amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness and accuracy of the information concerning any other party unless such party knows or has reason to believe that such information is inaccurate.

         This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated:  April 24, 2006









                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.




                                   TRIAN PARTNERS GP, L.P.

                                   By:   Trian Partners General Partner, LLC,
                                         its general partner

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member

                                   TRIAN PARTNERS GENERAL PARTNER, LLC

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member

                                   TRIAN PARTNERS, L.P.

                                   By:   Trian Partners GP, L.P., its general
                                         partner
                                   By:   Trian Partners General Partner, LLC,
                                         its general partner

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member

                                   TRIAN PARTNERS MASTER FUND, L.P.

                                   By:   Trian Partners GP, L.P., its general
                                         partner
                                   By:   Trian Partners General Partner, LLC,
                                         its general partner

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member


        [Signature Page of Joint Filing Agreement - H. J. Heinz Company]

                                   TRIAN PARTNERS MASTER FUND (NON-ERISA), L.P.

                                   By:   Trian Partners GP, L.P., its general
                                         partner
                                   By:   Trian Partners General Partner, LLC,
                                         its general partner

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member

                                   TRIAN SPV (SUB) I, L.P.

                                   By:   Trian Partners GP, L.P., its general
                                         partner
                                   By:   Trian Partners General Partner, LLC,
                                         its general partner

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member

                                   TRIAN PARTNERS PARALLEL FUND I, L.P.

                                   By:   Trian Partners Parallel Fund I General
                                         Partner, LLC, its general partner

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member

                                   TRIAN PARTNERS PARALLEL FUND I GENERAL
                                   PARTNER, LLC

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member



        [Signature Page of Joint Filing Agreement - H. J. Heinz Company]

                                   TRIAN PARTNERS PARALLEL FUND II, L.P.

                                   By:   Trian Partners Parallel Fund II GP,
                                         L.P., its general partner
                                   By: Trian Partners Parallel Fund II General Partner, LLC, its general partner

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member


                                   TRIAN PARTNERS PARALLEL FUND II GP, L.P.

                                   By: Trian Partners Parallel Fund II General Partner, LLC, its general partner

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member


                                   TRIAN PARTNERS PARALLEL FUND II GENERAL
                                   PARTNER, LLC

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member









        [Signature Page of Joint Filing Agreement - H. J. Heinz Company]

                                   TRIAN FUND MANAGEMENT, L.P.

                                   By:   Trian Fund Management GP, LLC, its
                                         general partner

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member

                                   TRIAN FUND MANAGEMENT GP, LLC

                                   By:   /s/ Nelson Peltz
                                         -----------------------------------
                                         Name:    Nelson Peltz
                                         Title:   Member

                                   /s/ Nelson Peltz
                                   -----------------------------------------
                                   NELSON PELTZ

                                   /s/ Peter W. May
                                   -----------------------------------------
                                   PETER W. MAY

                                   /s/ Edward P. Garden
                                   -----------------------------------------
                                   EDWARD P. GARDEN










        [Signature Page of Joint Filing Agreement - H. J. Heinz Company]

                                   CASTLERIGG MASTER INVESTMENTS LTD.

                                   BY:   SANDELL ASSET MANAGEMENT CORP.,
                                         AS INVESTMENT MANAGER

                                   By:   /s/ Thomas E. Sandell
                                         -----------------------------------
                                         Name:    Thomas E. Sandell
                                         Title:   Chief Executive Officer


                                   SANDELL ASSET MANAGEMENT CORP.

                                   By:   /s/ Thomas E. Sandell
                                         -----------------------------------
                                         Name:    Thomas E. Sandell
                                         Title:   Chief Executive Officer


                                   CASTLERIGG INTERNATIONAL LIMITED

                                   BY:   SANDELL ASSET MANAGEMENT CORP.,
                                         AS INVESTMENT MANAGER

                                   By:   /s/ Thomas E. Sandell
                                         -----------------------------------
                                         Name:    Thomas E. Sandell
                                         Title:   Chief Executive Officer


                                   CASTLERIGG INTERNATIONAL HOLDINGS LIMITED

                                   BY:   SANDELL ASSET MANAGEMENT CORP.,
                                         AS INVESTMENT MANAGER

                                   By:   /s/ Thomas E. Sandell
                                         -----------------------------------
                                         Name:    Thomas E. Sandell
                                         Title:   Chief Executive Officer


                                   /s/ Thomas E. Sandell
                                   -----------------------------------------
                                   THOMAS E. SANDELL



        [Signature Page of Joint Filing Agreement - H. J. Heinz Company]